SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2011

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 4, 2011, Winthrop Realty Trust issued a press release announcing its financial results for the three and six months ended June 30, 2011.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On August 4, 2011, Winthrop made available supplemental information, which we refer to as the Supplemental Reporting Package, concerning Winthrop’s operations and portfolio for the quarter ended June 30, 2011.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2.

Also on August 4, 2011, management discussed Winthrop’s financial results for the quarter ended June 30, 2011 on a conference call with analysts and investors.  A transcript of the conference call is furnished herewith as Exhibit 99.3.

The information in this section of this Report on Form 8-K and Exhibits 99.2 and 99.3 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On August 4, 2011, Winthrop announced that our Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on October 14, 2011 to common shareholders of record on September 30, 2011.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press Release dated August 4, 2011
99.2	Supplemental Reporting Package for the quarter ended June 30, 2011
99.3	Transcript of conference call held August 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of August, 2011.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Officer